PROMISSORY NOTE TO: LOAN AND SECURITY AGREEMENT NO. 7622 (THE "AGREEMENT")

U.S.  $  2,500,000.00                                        SOUTH  NORWALK,
CONNECTICUT

DATED:  MARCH  31,  1999

FOR VALUE RECEIVED, CHANCELLOR CORPORATION, a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of PHOENIXCOR, INC. or its successors or assigns (the "Payee") at its offices located at 65 Water Street, South Norwalk, Connecticut 06854, or at such other place as the Payee or any holder hereof may from time to time designate, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND U.S. DOLLARS ($2,500,000.00), with interest (based on a year of 360 days and 30 day months) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments until fully paid, in the manner and at a rate of interest per annum as determined and provided in the Agreement. Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

This Note evidences a loan by the Payee to the undersigned pursuant to the Agreement indicated above between the undersigned and the Payee as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment and the Leases granted therein. Each term defined in the Agreement and not otherwise defined herein shall have the same definition when used herein.

The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Agreement. This Note may not be prepaid in whole or in part except as otherwise specifically provided in the Agreement.

The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No act or omission of the Payee, including without limitation any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of such right, remedy or recourse. Any waiver or release may be effected only by a written document executed by Payee and then only to the extent specified therein. The undersigned hereby promises to pay all Attorneys Fees and Expenses that may be incurred in connection with the enforcement and/or collection of this Note.

The undersigned authorizes the Payee to insert above as the date of the Note, the date on which Payee disburses funds pursuant to the Agreement.

This Note is freely assignable by the Payee, in whole or in part, and from time to time. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. None of the rights or obligations of the Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Payee.

THIS NOTE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE. Any action by Borrower against Payee for any cause of action under this Note shall be brought within one year after any such cause of action first arises. If requested by Payee, Borrower agrees that prior to the commencement of any litigation regarding the terms and conditions of this Note, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

          IN WITNESS WHEREOF, the Borrower by its duly authorized officer has executed and delivered this Note as of the date first above written.
                                   CHANCELLOR  CORPORATION

                                   By:_____________

                                   Name:______________________________

                                   Title:________________________________